Exhibit 10.1

NAME OF SUBSCRIBER:

SUBSCRIPTION AMOUNT: $

To:                            Surfect Technologies, Inc.

12000-G Candelaria NE

Albuquerque, NM 87112 USA

Attn:            Mr. Steve Anderson,
Chief Executive Officer

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment the publicly-traded company identified below (the “Company”) which will acquire by merger all of the issued and outstanding capital stock and the business of  Surfect Technologies, Inc. (“Surfect”).   The Company is conducting a private placement (the “Offering”) of  Units (the “Units”), at a purchase price of $25,000 per Unit.  Each Unit shall consist of  25,000 shares of the Company’s Common Stock (the “Common Stock” or the “Shares”) and a warrant to purchase 12,500  shares of  Common Stock (a “Warrant”).   Each Warrant shall be exercisable into one share of Common Stock at a price of $2.00 per share for 48 months after the Closing.

All funds received in the Offering prior to the closing of the Offering (the “Initial Closing”) shall be held in escrow by American National Bank  (the “Escrow Agent”) and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to the Company at which time the Units subscribed for as further described below shall be delivered, subject to Section 8 hereof, to you.

1.             Subscription and Purchase Price

(a)           Subscription.  Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Units indicated on page 10 hereof on the terms and conditions described herein.  The minimum number of Units that may be purchased is one.  Subscriptions for lesser amounts may be accepted at the discretion of the Company.

(b)           Purchase of Units.  The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units shall be $25,000 per Unit, for an aggregate purchase price as set forth on page 10 hereof (the “Aggregate Purchase Price”).  The undersigned’s delivery of this Agreement to the Company shall be accompanied by payment for the Units subscribed for hereunder, payable in United States dollars, by check made payable to the order of “American National Bank, as Escrow Agent for Surfect Technologies, Inc.,” or by wire transfer of immediately available funds delivered contemporaneously with the undersigned’s delivery of this Agreement to Surfect.  The undersigned understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2.             Acceptance, Offering Term and Closing Procedures

(a)           Acceptance or Rejection.  The obligation of the undersigned to purchase the Units shall be irrevocable, and the undersigned shall be legally bound to purchase the Units subject to the terms set forth in this Agreement.  The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Units in whole or part in any order at any time prior to the Closing if, in their reasonable judgment, they deem such action to be in the best interest of the Company, notwithstanding the undersigned’s prior receipt of notice of acceptance of the undersigned’s subscription.  In the event of rejection of this subscription by the Company in accordance with this Section 2, or the sale of the Units is not consummated by the Company for any reason, this Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

(b)           Offering Term.  The subscription period for the Offering will begin as of July 27, 2006, and will terminate upon the occurrence of the earlier of (a) the October 21, 2006, unless extended by the Company for up to two successive 30-day periods, or (b) the Company’s acceptance of subscriptions for 120 Units and the receipt of payment therefor  (the “Termination Date”).    If the Company elects to extend the Offering period beyond October 21, 2006 and subscriptions of at least $2,500,000 of Units are not received and accepted by the Company by such date, the Company shall provide all prospective subscribers notice of its intention to so extend the offer and  provide such subscribers with the opportunity to have all of such subscriber’s funds on deposit with the Escrow Agent returned, without interest or deduction.

(c)           Closing.  The Closing shall take place at the offices of the Escrow Agent or such other place as determined by the Company.

3.             Investor’s Representations and Warranties

The undersigned hereby acknowledges, agrees with and represents and warrants to the Company, as follows:

(a)           The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b)           The undersigned acknowledges his, her or its understanding that the offering and sale of the Shares and Warrants comprising the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, the undersigned represents and warrants to the Company as follows:

(i)            The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Shares and the Warrants comprising the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The undersigned does not have any such intention.

(ii)           The undersigned is acquiring the Shares and the Warrants comprising the Units solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Shares or the Warrants.

(iii)          The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for their current needs and contingencies, and has no need for liquidity with respect to the investment in the Company.

(iv)          The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Confidential Private Placement Memorandum, dated July  25, 2006, together with all appendices thereto (as such documents may be amended or supplemented, the “Memorandum”), relating to the private placement by the Company of the Units, and all other documents requested by the undersigned or Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Agreement.

(v)           The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units.  If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Units.

(c)           The information in the Investor Questionnaire completed and executed by the undersigned (the “Investor Questionnaire”) is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d)           The undersigned (and his, her or its Advisors, if any) has been furnished with a copy of the Memorandum.

(e)           The undersigned is not relying on the Company or its affiliates or sub-agents with respect to economic considerations involved in this investment.  The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors.  Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Placement Agent, if any, or any affiliate or sub-agent thereof.

(f)            The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Shares or the Warrants comprising the Units without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Shares or the Warrants comprising the Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the undersigned is aware that the Shares or the Warrants comprising the Units are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.  The undersigned also understands that, except as otherwise provided in Section 5 hereof, the Company is under no obligation to register the Shares or the Warrants comprising the Units on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws.  The undersigned understands that any sales or transfers of the Shares or the Warrants comprising are further restricted by state securities laws and the provisions of this Agreement.

(g)           No representations or warranties have been made to the undersigned by the Company, or any of their respective officers, employees, agents, sub-agents, affiliates or subsidiaries, other than any representations of the Company contained herein and in the Memorandum, and in subscribing for the Units the undersigned is not relying upon any representations other than those contained herein or in the Memorandum.

(h)           The undersigned understands and acknowledges that his, her or its purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of their entire investment and has carefully read and considered the matters set forth in the Memorandum and in particular the matters under the caption “Cautionary Language Regarding Forward-Looking Statements and Industry Data” and “Risk Factors” therein, and, in particular, acknowledges that the Company has a limited operating history and is engaged in a highly competitive business.

(i)            The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Units will not cause such overall commitment to become excessive.

(j)            The undersigned understands and agrees that the certificates for the Shares shall bear substantially the following legend until (i) such Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such Shares may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT

BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(k)           Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Shares or the Warrants comprising Units or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum.  The Memorandum has not been reviewed by any Federal, state or other regulatory authority.

(l)            The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any.

(m)          The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and sale of the Units and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(n)           The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent, if any, its sub-agents or as otherwise described in the Memorandum).

(o)           The undersigned is not relying on the Company, the Placement Agent, if any, or any of their respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

(p)           The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the future management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(q)           No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Memorandum.

(r)            The undersigned’s substantive relationship with the Placement Agent, if any, or sub-agents through which the undersigned is subscribing for  Units  predates the Placement Agent’s or such sub-agents’ contact with the undersigned regarding an investment in the Units.

(s)           (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of an understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(t)            The foregoing representations, warranties and agreements shall survive the Closing.

4.             The Company’s Representations and Warranties

The Company hereby acknowledges, agrees with and represents and warrants to each of the undersigned, as follows:

(a)           The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b)           The Shares offered as part of the Units to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement,  will be duly and validly issued and will be fully paid and non-assessable.

(c)           Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s Certificate of Incorporation or By-laws, as amended to date, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(d)           After giving effect to the transactions contemplated by this Agreement and immediately after the Closing, the Company will have the outstanding capital stock as described in the Memorandum.

(e)           The information contained in the Memorandum is true and correct in all material respects as of its date.

5.             Registration Rights; Market Stand-Off Agreement

(a)           The Company shall prepare and file a registration statement (the “Registration Statement”) with the SEC covering the resale of the Shares and the shares of common stock underlying the Warrants (the “Warrant Shares”) by no later than 60 days after the Termination Date.  The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as possible after the initial filing, and in any event no later than 180 days after the Termination Date, and agrees to use its best efforts to respond promptly to any SEC comments or questions regarding the Registration Statement.  The Company will maintain the effectiveness of the Registration Statement from the date of the effectiveness of the Registration Statement until 24 months after that date; provided, however, that, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the undersigned in writing of the existence of a Potential Material Event (as defined below), the undersigned shall not offer or sell any of the Shares, or engage in any other transaction involving or relating to the Shares or the Warrant Shares, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the undersigned that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, further that, the Company may not suspend the right of the undersigned pursuant to this Section 5(a) for more than 60 days in the aggregate.  “Potential Material Event” means the possession by the Company of material information regarding a potential transaction not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company.

(b)           If the Company fails to (i) file the Registration Statement with the SEC on or prior to 60 days after the Termination Date, (ii) obtain effectiveness of the Registration Statement by the SEC on or prior to 180 days after the Termination Date, or (iii) maintain effectiveness of the Registration Statement for 24 months after the date of effectiveness, the Company shall be obligated to issue to the undersigned additional Shares computed as follows: on the first day that the Company has failed to file, or to obtain or maintain the effectiveness of, the Registration Statement, as the case may be (the “First Determination Date”), the Company shall determine the number of Shares entitled to the benefit of the registration rights set forth in this Section 5 that are held by the undersigned (the “Subject Shares”).  Within 30 days following the First Determination Date, the Company shall issue to the undersigned such number of Shares equal to 1% of the number of Subject Shares (the “Penalty Shares”).  Penalty Shares shall also be issuable upon the expiration of each week following the First Determination Date during which the Company has continued to fail to file, or to obtain or maintain the effectiveness of, the Registration Statement, as the case may be (the expiration date of each such week being a “Subsequent Determination Date”).  The number of Penalty Shares issuable following each Subsequent Determination Date shall be determined and issued in accordance with this section on the same basis applicable to the First Determination Date; provided, however, that Penalty Shares previously issued to the undersigned shall be excluded from the calculation of Subject Shares.  Notwithstanding the foregoing, the Company shall not be obligated to issue to the undersigned pursuant to this paragraph an aggregate number of Penalty Shares greater than 10% of the number of Subject Shares originally subscribed for and held by the undersigned.

(c)           The Company shall notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  At the request of the undersigned, the Company shall also prepare, file and furnish to the undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  The undersigned agrees not to offer or sell any shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

(d)           The Company may request the undersigned to furnish the Company such information with respect to the undersigned and the undersigned’s proposed distribution of the Shares pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the undersigned agrees to furnish the Company with such information.

(e)           Each of the Company and the Subscriber shall indemnify the other party hereto and their respective officers, directors, employees and agents against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 5, or any omission (or alleged omission) by the indemnifying party to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified party for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that no party will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished by such party for use in connection with such registration.

(f)            The Subscriber hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date  of the final prospectus relating to the Company’s initial underwritten public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) calendar days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise. The foregoing covenants shall apply only to the Company’s initial underwritten public offering of equity securities, shall not apply to the sale of any shares by an Investor to an underwriter pursuant to an underwriting agreement and shall only be applicable to the Investors if all the Company’s executive officers, directors and greater than ten percent (10%) stockholders enter into similar agreements. Each Subscriber agrees to execute an agreement(s) reflecting (i) and (ii) above as may be requested by the managing underwriters at the time of the initial underwritten public offering, and further agrees that the Company may impose stop transfer instructions with its transfer agent in order to enforce the covenants in (i) and (ii) above. The underwriters in connection with the Company’s initial underwritten public offering are intended third party beneficiaries of the covenants in this Section 5(f) and shall have the right, power and authority to enforce such covenants as though they were a party hereto.

6.             Insider Trading Prohibition; Indemnity; Escrow Release

(a)           Until the filing by the Company of a current report on Form 8-K with the SEC describing the Merger (as such term is defined in the Memorandum) and the Offering, the undersigned hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company, the Placement Agent, if any, and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 6 by the undersigned.

(b)           The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, if any, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, the Placement Agent, if any, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing in connection with the Offering.

(c)           The Subscriber acknowledges that the Placement Agent, if any,  may act on behalf of the Subscribers, solely for the sake of convenience, in connection with confirmation to the Escrow Agent that the closing has occurred and thereby direct the Escrow Agent to disburse the Subscribers’ subscription funds held in escrow to the Company at such time.  In doing so, however, the Placement Agent makes no representation or warranty to the Subscribers as to the satisfaction of all conditions precedent to the closing or with respect to any due diligence investigations concerning the Company, all of which shall be and remain the Subscriber’s own responsibility.

7.             Conditions to Acceptance of Subscription

The Company’s right to accept the subscription of the undersigned is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription (any or all of which may be waived by the undersigned in his, her or its sole discretion):

(a)           On the Closing Date, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)           The closing of the Merger (as such term is defined in the Memorandum) shall occur concurrently with or prior to the acceptance of this subscription.

(c)           The Company that will acquire by merger the business of Surfect shall have expressly assumed this Agreement and the other subscription documents in the Offering and shall have indicated such assumption by executing and delivering a counterpart of this executed Agreement and the other subscription documents.

(d)           The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date.

9.             Notices to Subscribers

(a)           THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b)           THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

10.                               Miscellaneous Provisions

(a)           Modification.  Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(b)           Survival.  The undersigned’s representations and warranties made in this Subscription Agreement shall survive the execution and delivery of this Agreement and the delivery of the Units.

(c)           Notices.  Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(d)           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(e)           Assignability.  This Agreement is not transferable or assignable by the undersigned.

(f)            Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles.

(g)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is money laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transactions and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the           day of                        2006.

	x $25,000 for each Unit	= $ .
Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	☐	Individual

2.	☐	Joint Tenants with Right of Survivorship

3.	☐	Community Property

4.	☐	Tenants in Common

5.	☐	Corporation/Partnership/ Limited Liability Company

6.	☐	IRA

7.	☐	Trust/Estate/Pension or Profit sharing Plan
Date Opened:

8.	☐	As a Custodian for
Under the Uniform Gift to Minors Act of the State of

9.	☐	Married with Separate Property

10.	☐	Keogh

11.	☐	Tenants by the Entirety

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 11.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 12.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)

ACCEPTED this        day of                  2006, on behalf of the Company.

By:
Name:
Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:
Name:
Title:

[seal]

Attest:

(If Entity is a Corporation)

Address

ACCEPTED this           day of                   2006, on behalf of the Company.

By:
Name:
Title:

INVESTOR QUESTIONNAIRE

Instructions:  Check all boxes below which correctly describe you.

☐                           You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase Units of the Company  (each Unit comprised of  25,000  shares of the Company’s Common Stock (the “Common Stock” or the “Shares”) and a Warrant to purchase 12,500 shares of Common Stock,  the “Units”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

☐                           You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐                           You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and with total assets in excess of $5,000,000.

☐                           You are a director or executive officer of the Company.

☐                           You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Units.

☐                           You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐                           You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐                           You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Units of the Company.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please provide signature of Purchaser’s duly authorized signatory.)	Signature of Co-Purchaser

Name of Signatory (Entities only)

Title of Signatory (Entities only)

EXHIBIT B

SUBSCRIPTION RECONFIRMATION AGREEMENT

This Subscription Reconfirmation Agreement (this “Agreement”) is being delivered by the undersigned subscriber (the “Subscriber”) to the publicly-traded company identified below (the “Company”) in connection with the Company’s private placement (the “Offering”) of  Units (the “Units”) at a purchase price of $25,000 per Unit.

The Subscriber hereby acknowledges and agrees that:

1.  It has delivered a signed copy of the Subscription Agreement and Investor Questionnaire to the Company in the forms included in the subscription package provided by the Company to the Subscriber.

2.   It has paid the purchase price for the Units by wire transfer to American National Bank,  the Company’s escrow agent for the Offering, in accordance with the instructions included in the Subscription Documents and Instructions  provided to the Subscriber by the Company.

3.  It has received and reviewed  the Draft 8-K included in the Supplement provided by the Company to the Subscriber.

4.  By execution hereof, the Subscriber re-affirms its desire and intent to subscribe for Units in this Offering on the terms set forth on the Subscription Agreement.

SUBSCRIBER:

ACCEPTED this        day of                2006, on behalf of the Company.

By:
Name:
Title:

B-1

EXHIBIT C

FORM OF WARRANT

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

SURFECT HOLDINGS, INC.

COMMON STOCK PURCHASE WARRANT

This certifies that, for good and valuable consideration, Surfect Holdings, Inc., a  Delaware corporation (the “Company”), grants to                    (the “Warrantholder”), the right to subscribe for and purchase from the Company 12,500 validly issued, fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, $          par value (the “Common Stock”), at the purchase price per share of $2.00 (the “Exercise Price”), exercisable at any time and from time to time during the period (the “Exercise Period”) commencing on the date hereof and ending on the fourth anniversary of the date hereof, all subject to the terms, conditions and adjustments herein set forth.

1.   DURATION AND EXERCISE OF WARRANT; CALL OF WARRANT; PAYMENT OF TAXES;    INFORMATION.

1.1  DURATION AND EXERCISE OF WARRANT.

(a)  EXERCISE.  This Warrant may be exercised in whole or in part by the Warrantholder by (i) the surrender of this Warrant to the Company, with a duly executed Exercise Form attached hereto as Exhibit A specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by wire transfer to a bank account specified by the Company of the Exercise Price for the number of Warrant Shares specified in the Exercise Form.

(b)  PROCEDURAL ISSUES.  All Warrant Shares issued pursuant to this Section 1.1 shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares.  A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within three Business Days, thereafter.  If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.  No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

1.2  CALL OF WARRANT BY COMPANY.

(a) CALL OPTION.  If at any time prior to the exercise of this Warrant in full and provided that the Warrant Shares shall have been registered under the Securities Act of 1933 (the “Securities Act”), the fair market value (as defined below) of one share of the Company’s Common Stock remains equal to or greater than $3.00 over any consecutive 20 day period (the “Threshold Period”), the Company shall have the option to purchase this Warrant from Warrantholder for $0.05 per Warrant Share.  To exercise this call option, the Company shall, within 30 days following termination of the Threshold Period, and at least 30 days prior to exercise of the option, provide the Warrantholder with written notice specifying the date the option will be exercised.  The Warrantholder then shall have 10 days after receipt of such notice to exercise its rights under this Warrant.

If the Company fails to exercise this call option in the manner and within the time periods specified in this Section 1.2, the Company shall be deemed to have waived its right to invoke such option and Warrantholder shall retain all rights granted to it under this Warrant as though the Threshold Period had never occurred; PROVIDED, HOWEVER, that the Company’s call option shall be revived should the Company’s Common Stock again trade at or above $3.00 for an additional Threshold Period following any previous waiver by the Company of such option.

(b)  FAIR MARKET VALUE.  For purposes of Section 1.2, fair market value of one share of the Company’s Common Stock shall mean:

(i) the closing price per share of the Company’s Common Stock on the principal securities exchange on which the Common Stock is listed  or admitted to trading or,

(ii) if not listed or traded on any securities exchange, the average of the bid and asked price per share as reported in the Nasdaq Bulletin Board or in the “pink sheets” published by the National Quotation Bureau, Inc.

1.3  PAYMENT OF TAXES.  The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; PROVIDED, HOWEVER, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

1.4  INFORMATION.  Upon receipt of a written request from a Warrantholder,  the Company agrees to deliver promptly to such Warrantholder a copy of its current publicly available financial statements and to provide such other publicly available information concerning the business and operations of the Company as such Warrantholder may reasonably request in order to assist the Warrantholder in evaluating the merits and risks of exercising the Warrant and to make an informed investment decision in connection with such exercise.

2.   RESTRICTIONS ON TRANSFER; RESTRICTIVE LEGENDS.

2.1  RESTRICTIONS ON TRANSFER; COMPLIANCE WITH SECURITIES LAWS.  This Warrant or the Warrant Shares issued upon the exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company).  The Warrantholder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Warrantholder’s own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

2.2 RESTRICTIVE LEGENDS.  This Warrant shall (and each Warrant issued in substitution for this Warrant issued pursuant to Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS  AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN  EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN  EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

Notwithstanding the foregoing, the Warrantholder may require the Company to issue a stock certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Warrantholder has provided an opinion of counsel addressed to the Company and  reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares.

3.   RESERVATION OF SHARES, ETC.

The Company covenants and agrees that all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.   EXCHANGE, LOSS OR DESTRUCTION OF WARRANT.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company reasonably may require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.  The term “Warrant” as used in this agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

5.   OWNERSHIP OF WARRANT.

The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

6.   CERTAIN ADJUSTMENTS.

6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

(a)  STOCK DIVIDENDS.  If at any time prior to the exercise of this Warrant in full (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (e).

(b)  COMBINATION OF STOCK.  If at any time prior to the exercise of this Warrant in full the number of shares of Common Stock outstanding shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (e).

(c)  REORGANIZATION, ETC.  If at any time prior to the exercise of this Warrant in full any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets, including cash (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.

(d)  FRACTIONAL SHARES.  No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant.  Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current fair market value per share of Common Stock.

(e)  EXERCISE PRICE ADJUSTMENT.  Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

(f)  NO DUPLICATE ADJUSTMENTS.  Notwithstanding anything else to the contrary contained herein, in no event will an adjustment be made under the provisions of this Section 6 to the number of Warrant Shares issuable upon exercise of this Warrant or the Exercise Price for any event if an adjustment having substantially the same effect to the Warrantholder as any adjustment that otherwise would be made under the provisions of this Section 6 is made by the Company for any such event to the number of shares of Common Stock (or other securities) issuable upon exercise of this Warrant.

6.2  NO ADJUSTMENT FOR DIVIDENDS.  Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of the Warrant or upon the exercise of this Warrant.

6.3  NOTICE OF ADJUSTMENT.  Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

7.   NOTICES OF CORPORATE ACTION.

In the event of

(a)  any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)  any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any Change of Control, or

(c)  any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up and (iii) that in the event of a Change of Control, the Warrants are exercisable immediately prior to the consummation of such Change of Control.  Such notice shall be mailed at least 10 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 10 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (ii).

8.   DEFINITIONS.

As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

BUSINESS DAY:  any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the City of New York, State of New York.

CHANGE OF CONTROL:  shall mean (i) the consolidation of the Company with or merger of the Company with or into any other person in which the Company is not the surviving corporation, (ii) the sale of all or substantially all of the assets of the Company to any other person or (iii) any sale or transfer by the Company of any capital stock of the Company after the date of this agreement, following which more than 50% of the combined voting power of the Company becomes beneficially owned by one person or group acting together.  For purposes of this definition, “group” shall have the meaning as such term is used in Section 13(d)(1) under the Exchange Act.

EXCHANGE ACT:  the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.  Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to a comparable section, if any, of any successor federal statute.

EXERCISE FORM:  an Exercise Form in the form annexed hereto as Exhibit A.

EXERCISE PRICE:  the meaning specified on the cover of this Warrant, as such price may be adjusted pursuant to Section 6 hereof.

SEC:  the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

SECURITIES ACT:  the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.  Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any successor federal statute.

9.  MISCELLANEOUS.

9.1 ENTIRE AGREEMENT.  This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant and supersede all prior agreements and understandings, both written and oral, with regard to the subject matter hereof.

9.2 BINDING EFFECTS; BENEFITS.  This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors.  Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

9.3 AMENDMENTS AND WAIVERS.  This Warrant may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Warrantholder.  Either the Company or the Warrantholder may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with.

The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

9.4 SECTION AND OTHER HEADINGS.  The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

9.5 FURTHER ASSURANCES.  Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this agreement.

9.6 NOTICES.  All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

(a)  if to the Company, addressed to:

12000-G Candelaria NE

Albuquerque, NM 87112

(b)  if to the Warrantholder, addressed to the Warrantholder’s address in the Company’s records.

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

9.7 SEVERABILITY.  Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

9.8 GOVERNING LAW.  This Warrant shall be governed by and interpreted in accordance with the laws of the State of Delaware, except as they may be preempted by federal law.  In any action brought or arising out of this Warrant, the Warrantholder and the Company hereby consent to the jurisdiction of any federal or state court having proper venue within the State of New Mexico and also consent to the service of process by any means authorized by New Mexico or federal law.

9.9 TERMINATION.  This Warrant shall expire at 5:00 P.M., Pacific standard time, on the fourth anniversary hereof.

9.10 NO RIGHTS OR LIABILITIES AS STOCKHOLDER.  Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company until the Warrantholder exercises this Warrant in whole or in part, or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated:                    , 2006.

SURFECT HOLDINGS, INC.

By

Title

Surfect Holdings, Inc.
  Schedule of Buyers

Investor Name	Amount of Investment	No. of Units Purchased
Charlene Khaghan	$50,000	2
Brad and Allison Feinberg	$50,000	2
Alan Horowitz	$100,000	4
David J. Adelman	$50,000	2
Jonathan Alpert	$25,000	1
Brian Carp	$25,000	1
David Rounick	$25,000	1
Greg Wallace	$25,000	1
David Goldstein	$25,000	1
Jeff and Amy Cohan	$25,000	1
Elinor Ganz IRA	$50,000	2
Harold Gelber Rev. Trust	$25,000	1
Aharon Ungar & Jennifer Ungar	$50,000	2
Chocolate Chip Investments	$100,000	4
DiMarino-Kroop-Prieto Gastroin	$25,000	1
Aaron McKie	$25,000	1
Ira M. Lubert	$250,000	10
Natalie Rounick	$25,000	1
Lester E. Lipschutz	$25,000	1
Peddle Partners	$50,000	2
Elinor Ganz as Trustee for Amy Ganz	$25,000	1
Ira Saligman	$50,000	2
Serpentine Group Inc., Defined Benefit Pension Plan	$50,000	2
Alfred Gladstone 401K	$25,000	1
Sidney Ulreich 401k	$37,500	1.5
Frank & Suzanne Pearl	$50,000	2
Beverly Pinnas	$25,000	1
Jeffrey and Robin Feinberg	$50,000	2
Elinor Ganz as Trustee for Susan Ganz	$25,000	1
Sandor Capital Master Fund I, L.P. (Funds delivered through UBS Account)	$250,000	10
John Fries	$250,000	10
Frank Trimboli	$100,000	4
Mark Nicosia	150,000	6
Phyllis Ulreich	37,500	1.5
Joseph Papa	250,000	10
Gemini Master Fund	200,000	8
Schreiber Living Trust	200,000	8

	$2,800,000	112